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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 19, 2000


                               AT HOME CORPORATION
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           (Exact name of the Registrant as specified in its charter)


                                   Delaware
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                (State or other jurisdiction of incorporation)



    000-22697                                                    77-0408542
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   (Commission                                                 (IRS Employer
   File Number)                                             Identification No.)


            450 Broadway Street, Redwood City, CA                  94063
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           (Address of principal executive offices)              (Zip code)


                                (650) 556-5000
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                      (The Registrant's telephone number)


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          (Former name or former address, if changed since last report)
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ITEM 5:  OTHER EVENTS.

         On June 20, 2000, our stockholders approved, among other items, amendments to our Fifth Amended and Restated Certificate of Incorporation, satisfying one of the requirements to the effectiveness of the extension of our distribution relationships with AT&T, Comcast and Cox and other transactions contemplated by our letter agreement with these cable partners (the "MDA Extension").

         On June 19, 2000, Cablevision filed a lawsuit in the Delaware Chancery Court against Excite@Home, AT&T, Comcast, Cox and affiliated entities alleging, among other things, that certain provisions of the letter agreement constitute an amendment to the Stockholders' Agreement to which Cablevision is a party and that Cablevision's consent is required for any such amendment. On June 22, 2000, the parties amended the letter agreement. Each party acknowledged that the court in the Cablevision lawsuit was being advised that the parties have agreed not consummate the MDA Extension until at least the conclusion of the trial on the merits in the Cablevision lawsuit. In addition, the date on which the parties may first terminate the letter agreement if the MDA Extension has not yet become effective was extended from September 30, 2000 to the earlier of November 15, 2000 or 30 days after the final judgment in the Cablevision litigation is no longer subject to appeal or review by the Delaware courts. The amendment to the letter agreement is attached as an exhibit to this report.

         We believe that there is no legal merit to Cablevision's claim, and we will continue to vigorously defend this action.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.
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              99.01   Letter Agreement dated June 22, 2000 among Excite@Home,
                      AT&T, Comcast and Cox, amending the letter agreement dated March 28, 2000 among these parties.
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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 29, 2000                        AT HOME CORPORATION


                                            By: /s/ Kenneth A. Goldman
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                                                Kenneth A. Goldman
                                                Executive Vice President and
                                                Chief Financial Officer